Fees Summary	Jan. 23, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 909.73
Total Fee Amount	909.73
Total Transaction Valuation	6,587,439.00
Total Offset Amount	0.00
Net Fee	$ 0.00